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                            SUNAMERICA SERIES TRUST

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2006

In the section titled "MANAGEMENT," under the heading "Information about the Investment Adviser and Manager," the portfolio management disclosure with respect to the "Dogs" of Wall Street Portfolio, all references to Steve Neimeth are deleted in their entirety and replaced with Brendan Voege. The following disclosure will be added:

     "Mr. Voege is a portfolio manager and quantitative analyst at AIG SAAMCo. He evaluates portfolios on the theory and application of attribution, risk characteristics, and style analysis. Before joining AIG SAAMCo in November 2004, Mr. Voege was a portfolio analytics specialist at FactSet Research Systems from January 2002 to November 2004, where he created customized solutions for clients managing long/short, American Depository Receipt, and derivative portfolios. From November 2000 to January 2002, Mr. Voege worked in the consulting group at FactSet Research Systems. Mr. Voege received a B.A. from Fordham University and an M.B.A. from Iona College. He also holds the CFA designation."

Dated: December 1, 2006

Class 1, Version A; Class 1, Version B; Combined Version 1; and Combined Master